SUBSCRIPTION FOR FLOW-THROUGH SHARES

TO: APOLLO GOLD CORPORATION (THE "COMPANY" OR "APOLLO")

The undersigned (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase from the Company the number of common shares (the "FLOW-THROUGH SHARES") of the Company set forth below, each Flow-Through Share to be issued as a "flow-through share" (as defined in the Income Tax Act (Canada)) (a "FLOW-THROUGH SHARE"); for the aggregate consideration set forth below, representing a subscription price of $1.05 (Canadian) per Flow-Through Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached Schedule "B"-"Terms and Conditions of Subscription for Flow-Through Shares", the attached Schedule "C" - Representation Letter, and the attached Schedule "D" - Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), including, without limitation, the representations, warranties and covenants set forth in the applicable appendices attached hereto.


                                                                 ----------------------------------------------------------
                                                                 NUMBER OF FLOW-THROUGH SHARES:

-------------------------------------------------------------
(Name of Subscriber - please print)

By:
    ---------------------------------------------------------    AGGREGATE CONSIDERATION: $
         Authorized Signature                                    ----------------------------------------------------------

Per:
     ---------------------------------------------------------   Number of Common Shares  currently held by the Subscriber
       (Official Capacity or Title - please print)               (excluding  the   Flow-Through   Shares   subscribed  for
                                                                 hereunder)
Please print name of individual whose signature appears
above if different than the name of the subscriber printed       ----------------------------------------------------------
above.

-------------------------------------------------------------
(Subscriber's Address)


-------------------------------------------------------------
(Telephone Number)                        (E-mail Address)


-------------------------------------------------------------
(Social Insurance Number)


-------------------------------------------------------------    ----------------------------------------------------------
REGISTER THE FLOW-THROUGH SHARES AS SET FORTH BELOW:             DELIVER THE FLOW-THROUGH SHARES AS SET FORTH BELOW:
----------------------------------------------------             ---------------------------------------------------


-------------------------------------------------------------    -------------------------------------------------------------
Name                                                             Name


-------------------------------------------------------------    -------------------------------------------------------------
Account reference, if applicable                                 Account reference, if applicable


                                                                 -------------------------------------------------------------
                                                                  Address
-------------------------------------------------------------

                                                                 -------------------------------------------------------------
                                                                 Telephone Number
-------------------------------------------------------------
Address

                                                                 -------------------------------------------------------------
                                                                 Attention

                           -A-2-


ACCEPTANCE:

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Agreement and that the Subscriber is entitled to rely thereon; and hereby agrees to be bound by the terms of the Registration Rights Agreement.

DATED as of the __________ day of __________, 200_.

APOLLO GOLD CORPORATION

Per:
      --------------------------------------------------------
      Authorized Signing Officer

This Agreement is acknowledged on behalf of the Agents.

DATED as of the __________ day of __________, 200_.

REGENT MERCANTILE BANCORP INC.

Per:
      --------------------------------------------------------
      Authorized Signing Officer

                           -A-1-


                                  SCHEDULE "A"

                             TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.    DESCRIPTION OF TRANSACTION

      (A)   NAME OF ISSUER OF THE SECURITIES

            Apollo Gold Corporation (the "ISSUER" or "APOLLO").

      (B)   NUMBER AND CLASS OF SECURITIES TO BE PURCHASED

            A total of 714,285 common shares. The common shares issuable in this offering will be "flow-through shares" as defined in the Income Tax Act (Canada). The gross proceeds from the sale of the flow-through shares will be used by Apollo for exploration of Apollo's mineral properties at the Black Fox project located near Timmins, Ontario, which expenses will qualify as "Canadian Exploration Expenses" as defined in the Income Tax Act (Canada) and which will be renounced in favour of the purchasers of the flow-through shares effective on or before December 31, 2004.

            Pursuant to the terms of the Registration Rights Agreement, Apollo has agreed to file a resale registration statement on Form S-3 (the "RESALE S-3") with the United States Securities and Exchange Commission following the Closing in order to register the flow-through shares issuable in this offering for resale under the U.S. Securities Act of 1933, as amended.

      (C)   PURCHASE PRICE

            $1.05 (Canadian) per share.

2.    DETAILS OF PURCHASER

      (A)   NAME OF PURCHASER

            --------------------------------------------------------------------

      (B)   ADDRESS

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

                                     -A-2-


      (C) NAMES AND ADDRESSES OF PERSONS HAVING A GREATER THAN 10% BENEFICIAL INTEREST IN THE PURCHASER

            --------------------------------------------------------------------

            --------------------------------------------------------------------

3.    RELATIONSHIP TO ISSUER

      (A) IS THE PURCHASER (OR ANY PERSON NAMED IN RESPONSE TO 2(C) ABOVE) AN INSIDER OF THE ISSUER FOR THE PURPOSES OF THE ONTARIO SECURITIES ACT (BEFORE GIVING EFFECT TO THIS PRIVATE PLACEMENT)? IF SO, STATE THE CAPACITY IN WHICH THE PURCHASER (OR PERSON NAMED IN RESPONSE TO 2(C)) QUALIFIES AS AN INSIDER.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (B) IF THE ANSWER TO (A) IS "NO", ARE THE PURCHASER AND THE ISSUER CONTROLLED BY THE SAME PERSON OR COMPANY? IF SO, GIVE DETAILS.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

4.    DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

      Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     -A-3-


                                   UNDERTAKING

TO:   Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at __________ this _____________ day of December, 2004.


                                       -----------------------------------------
                                       Name of Purchaser (please print)


                                       -----------------------------------------
                                       Authorized Signature


                                       -----------------------------------------
                                       Official Capacity (please print)


                                       -----------------------------------------
                                       (please print name of individual whose
                                       signature appears above, if different
                                       from name of purchaser printed above)

                                     -B-1-


                                  SCHEDULE "B"

         TERMS AND CONDITIONS OF SUBSCRIPTION AND RENUNCIATION AGREEMENT
            FOR FLOW-THROUGH COMMON SHARES OF APOLLO GOLD CORPORATION

DEFINITIONS

1.    In this Agreement:

      (a) "ACT" means the Income Tax Act (Canada), as amended, together with any and all regulations promulgated thereunder, and any proposed amendments to the Act announced on or prior to the Closing Date;

      (b) "AGENTS" means Regent Mercantile Bancorp Inc. and such other agents or affiliates that participate in a syndicate with Regent Mercantile Bancorp Inc.;

      (c) "AGREEMENT" means this subscription agreement as accepted by the Company, including all schedules attached hereto and all appendices attached thereto;

      (d) "APPLICABLE SECURITIES LAWS" means, in respect of each and every offer and sale of the Flow-Through Shares, the securities legislation and exchange rules having application thereto and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application thereto;

      (e) "CANADIAN EXPLORATION EXPENSE(S)" or "CEE" means Canadian exploration expense described in paragraph (f) of the definition of "Canadian exploration expense" in subsection 66.1(6) of the Act, or would be described in paragraph (h) of that definition if the reference therein to paragraphs (a) to (d) and (f) to (g.1) was a reference to paragraph (f), excluding amounts which are prescribed to constitute "Canadian exploration and development overhead expense" for purposes of paragraph 66(12.6)(b) of the Act and the amount of any assistance described in paragraph 66(12.6)(a) of the Act and any expenditures described in paragraph (b.1) of subsection 66(12.6) of the Act;

      (f) "CLOSING DATE" has the meaning given to such term in Section 9(a) herein;

      (g) "COMMITMENT AMOUNT" means the amount equal to $1.05 (Canadian) multiplied by the number of Flow-Through Shares comprising part of the Flow-Through Shares subscribed and paid for pursuant to this Agreement;

      (h) "ENGAGEMENT LETTER" means the engagement letter dated as of the Closing Date between the Company and the Agents;

      (i) "EXPENDITURE PERIOD" means the period commencing on the date of acceptance of this Agreement and ending on the earlier of:

            (i) the date on which the Commitment Amount has been fully expended in accordance with the terms hereof; and

            (ii) December 31, 2005;

                                     -B-2-


      (j) "FLOW-THROUGH MINING EXPENDITURE" means an expense which is a "flow-through mining expenditure" as defined in subsection 127(9) of the Act and that is an "eligible Ontario exploration expenditure" as defined in subsection 8.4.3(2) of the Income Tax Act (Ontario), as amended;

      (k) "FLOW-THROUGH SHARES" has the meaning given to such term in the first paragraph of this Agreement;

      (l) "MI 45-102" means Multilateral Instrument 45-102 Resale of Securities;

      (m) "OFFERING JURISDICTION" means the Province of Ontario;

      (n) "OFFERING MEMORANDUM" means the offering memorandum of the Company dated December *, 2004;

      (o) "PRINCIPAL BUSINESS CORPORATION" means a "principal-business corporation" as defined in subsection 66(15) of the Act; and

      (p) "PRIVATE PLACEMENT" means the offering by Apollo for sale on a private placement basis of the Flow-Through Shares in the Offering Jurisdiction;

      (q) "QUALIFYING EXPENDITURES" means expenditures that are Canadian Exploration Expenses, which qualify as a Flow-Through Mining Expenditure and which are made or incurred on or before December 31, 2005, which may be renounced as CEE by the Company pursuant to subsection 66(12.6) in accordance with subsection 66(12.66) of the Act with an effective date not later than December 31, 2004 and which are eligible for deduction from income for income tax purposes for a taxation year of a person which ends December 31, 2004;

      (r) "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement attached hereto as Schedule "D";

      (s) "REGISTRATION STATEMENT" means the registration statement that Apollo agrees to file with the SEC pursuant to the Registration Rights Agreement to register the Flow-Through Shares for resale pursuant to the terms of the Registration Rights Agreement;

      (t) "RULE 45-501" means Ontario Securities Commission Rule 45-501 entitled "Exempt Distributions" promulgated under the Securities Act (Ontario);

      (u) "SEC" means the United States Securities and Exchange Commission; and

      (v) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended.

TERMS OF THE OFFERING

2. Each Flow-Through Share will be sold to the Subscriber at the subscription price of $1.05 (Canadian) per Flow-Through Share.

3. The Subscriber acknowledges that this subscription is subject to rejection or allotment by the Company in whole or in part.

4.    APPOINTMENT OF AGENTS

                                     -B-3-


(a)   Compensation of Agents.

      (i) The Subscriber understands that the Agents will receive a commission from Apollo in connection with the Offering payable in cash equal to 6.5% of the subscription price received by Apollo from the sale of the Flow-Through Shares.

      (ii) No other fee or commission is payable by Apollo in connection with the sale of the Flow-Through Shares; however, Apollo will pay certain fees and expenses of the Agents in connection with the Offering as set out in the Engagement Letter.

(b) The Subscriber on its own behalf or (if applicable) on behalf of others for whom the Subscriber is contracting hereunder, hereby irrevocably authorizes the Agents:

      (i) in their sole discretion, to act as the Subscriber's representative at the Closing, to receive certificates representing the Flow-Through Shares and to execute in its name and on its behalf all Closing receipts and documents required;

      (ii) to negotiate and settle the form of any agreement or certificates to be entered into or executed in connection with this transaction and to waive on its own behalf and, if applicable, on behalf of the purchasers of Flow-Through Shares, in whole or in part, or extend the time for compliance with, any of the representations, warranties, covenants or Closing conditions under this Agreement or the Engagement Letter in such manner and on such terms and conditions as the Agents may determine, acting reasonably, without in any way affecting the Subscriber's obligations or the obligations of such others hereunder, provided, however, that the Agents shall (i) not waive, in whole or in part, or extend the time for compliance with, any representations, warranties, covenants or Closing conditions under this Agreement or the Engagement Letter where to do so would result in a material change to any of the material attributes of the Flow-Through Shares and (ii) provide notice thereof to the Subscriber;

      (iii) to complete or correct any errors or omissions in any form or document provided by the Subscriber;

      (iv) to swear, accept, execute, file and record any documents (including receipts) necessary to accept delivery of the Flow-Through Shares on the Closing and to terminate this subscription on behalf of the Subscriber pursuant to the terms of the Engagement Letter; and

      (v) to correct any minor errors in, or complete any minor information missing from the appendices attached hereto which have been executed by the Subscriber and delivered to Apollo.

(c) The Subscriber hereby acknowledges and agrees that the Agents and Apollo may vary, amend, alter or waiver, in whole or in part, one or more of the conditions or covenants set forth in this Agreement or the Engagement Letter in such manner and on such terms and conditions as it may determine, acting reasonably, without affecting in any way the Subscriber's or such others' obligations hereunder, provided, however, that the Agents and Apollo shall (a) not vary, amend, alter or waive, in whole or in part, one or more of the conditions or covenants set forth in this Agreement or the Engagement Letter where to do so would result in a material change to any of the material attributes of the Flow-Through Shares and (b) provide notice thereof to the Subscriber.

                                     -B-4-


REPRESENTATIONS, WARRANTIES AND COVENANTS BY SUBSCRIBER

5. By executing this subscription, the Subscriber represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

      (a) it has been independently advised as to restrictions with respect to trading in the Flow-Through Shares (collectively, the "SECURITIES") imposed by applicable securities legislation in Ontario, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein, and that it may not be able to resell the Securities until the expiration of the applicable hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policies and it agrees that any certificates representing the Securities shall bear a legend indicating that the sale thereof is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions;

      (b) it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than the Offering Memorandum) describing the business and affairs of the Company which has been prepared for delivery to, and review by, the Subscriber in order to assist it in making an investment decision in respect of the Flow-Through Shares, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Flow-Through Shares;

      (c) it has relied solely upon publicly available information relating to the Company and the Offering Memorandum and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company except as expressly set forth herein;

      (d) it is purchasing the Flow-Through Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Flow-Through Shares,

      (e) it is resident in Ontario and

            (i) it is an "accredited investor" as defined in Rule 45-501 and has concurrently executed and delivered a Representation Letter in the form attached as Schedule "C" to this Agreement; or

            (ii) it is not an "accredited investor" as defined in Rule 45-501 but is a sophisticated purchaser who is able to evaluate the prospective investment on the basis of information about the investment presented to it by the Company;

      (f) it acknowledges that:

            (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Flow-Through Shares;

            (ii) there is no government or other insurance covering the Flow-Through Shares;

                                     -B-5-


            (iii) there are substantial risks associated with the purchase of the Flow-Through Shares;

            (iv) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

            (v) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

      (g) it is aware that the Securities have not been and may not be registered under the U.S. Securities Act and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

      (h) it is not a "U.S. Person" (as that term is defined by Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States) and is not acquiring the Flow-Through Shares for the account or benefit of a U.S. Person or a person in the United States;

      (i) the Flow-Through Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Flow-Through Shares and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Agreement was executed and delivered;

      (j) it undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

      (k) it will not engage in hedging transactions with regard to the Securities unless conducted in compliance with the U.S. Securities Act;

      (l) it acknowledges that the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

      (m) this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber, subject to such limitations and prohibitions as may exist or may be enacted in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and/or interests of creditors generally;

                                     -B-6-


      (n) it has the legal capacity and competence to enter into and be bound by this Agreement and further certifies that all necessary approvals of its partners have been given and obtained;

      (o) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to it, or any of its constating documents, or of any agreement to which the Subscriber is a party or by which it is bound;

      (p) it is able to bear the economic risk of loss of its investment;

      (q) it is not acting jointly or in concert with any other person for the purposes of the acquisition of the Flow-Through Shares;

      (r) if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Flow-Through Shares (including, without limitation, a Private Placement Questionnaire and Undertaking required by the Toronto Stock Exchange, a copy of which is attached hereto as Schedule "A");

      (s) it deals at arm's length with the Company within the meaning of the Act, including subsection 66(17) of the Act, and will continue to deal at arm's length with the Company at all times which are relevant for this Agreement and for purposes of the Act and does not have a "prescribed relationship" with the Company, as such term is defined in subsection 66(12.671) of the Act; and

      (t) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound;

      (u) the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for the Flow-Through Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement;

      (v) none of the funds the Subscriber is using to purchase the Flow-Through Shares are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

      (w) it acknowledges and confirms that no representation has been made to it with respect to the future value or price of the Flow-Through Shares;

      (x) the number of shares set forth in this Agreement is the true and correct number of Common Shares of the Company owned by the Subscriber prior to this subscription;

                                     -B-7-


      (y) it was not created or is being used primarily for the purpose of purchasing the Flow-Through Shares;

      (z) it is aware of the speculative nature of this investment in the Flow-Through Shares; and

      (aa) Resale Restrictions and Legends

            (i) the Flow-Through Shares issuable pursuant to the Private Placement will be subject to certain resale restrictions imposed under Applicable Securities Laws and the rules of regulatory bodies having jurisdiction including, without limiting the generality of the foregoing, the requirement that the Flow-Through Shares issuable pursuant to the Private Placement not be traded for a period of four months from the Closing Date as required under the Applicable Securities Laws and Canada, and the applicable restriction period under the U.S. Securities Act, except as permitted by Applicable Securities Laws, and that the Flow-Through Shares and all securities issued in exchange thereof are "restricted securities" as defined under Rule 144 and may be resold only if:

                  (A) the sale is to Apollo;

                  (B) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

                  (C) the sale is made pursuant to an exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

                  (D) the sale is a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, and it has prior to such sale furnished to Apollo an opinion of counsel to that effect reasonably satisfactory to Apollo; or

                  (E) the sale is pursuant to an effective registration statement under the U.S. Securities Act.

            (ii) while Apollo has agreed to file the Registration Statement (as described in the Registration Rights Agreement) and cause it to be declared effective by the SEC, there is no assurance that Apollo will be able to cause the Registration Statement to be declared effective by the SEC, and if the Registration Statement is not declared effective by the SEC, the Flow-Through Shares may not be resold by the Subscriber, except pursuant to an exemption contained under the Applicable Securities Laws, which may not be available, and if the Registration Statement is not declared effective, the Flow-Through Shares remain "restricted" securities under the U.S. Securities Act and may only be sold pursuant to an effective registration statement with respect to such securities, pursuant to Regulation S or other exemption from the registration requirements of the U.S. Securities Act or, if such Registration Statement is declared effective by the SEC, in the manner provided in the Registration Statement for the resale of such Flow-Through Shares;

            (iii) it acknowledges that all certificates representing the Flow-Through Shares will bear the following restrictive legend, as required by MI 45-102:

                                     -B-8-


            "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE]."

            (iv) for the period under the U.S. Securities Act when the Flow-Through Shares are restricted securities as defined in Rule 144 under the U.S. Securities Act, each certificate representing such security shall bear the following legend:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
            (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER OR ISSUER'S COUNSEL SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED BY THE ISSUER TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

            (v) certificates representing the Flow-Through Shares will bear a legend containing restrictions in conformity with the U.S. Securities Act with respect to the resale of the securities of the type set forth in clause 5(aa)(iv) above, until the earlier of: (1) the Flow-Through Shares are sold pursuant to an effective Registration Statement and the seller shall have provided evidence acceptable to U.S. securities counsel for Apollo that the seller has complied with the prospectus delivery requirements under the U.S. Securities Act; or (2) the holder of the applicable security has furnished to Apollo an opinion of U.S. securities counsel reasonably acceptable to Apollo that the securities represented by such certificates are no longer "restricted securities" as defined in Rule 144 under the U.S. Securities Act, certificates representing the Flow-Through Shares will bear a legend containing restrictions in conformity with the U.S. Securities Act with respect to the resale of the securities of the type set forth in clause 5(aa)(iv) above; and

                                     -B-9-


            (vi) In addition to the foregoing legends, the certificates representing the Flow-Through Shares, if issued prior to such time as the restrictive legends set forth in clauses 5(aa)(iii) and 5(aa)(iv) are no longer required under applicable requirements of MI 45-102 and the U.S. Securities Act and all restrictions are removed with respect to such securities pursuant to applicable state securities laws, shall bear, in addition to any legend(s) required by MI 45-102 and the U.S. Securities Act, the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE";

            (vii) the Subscriber also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and Apollo is not in any manner responsible) for complying with such restrictions, including, without limitation of the foregoing, as long as the Flow-Through Shares are restricted securities under the U.S. Securities Act, such securities may only be resold (a) to Apollo,
            (b) pursuant to Regulation S, (c) pursuant to another exemption from registration under the U.S. Securities Act or (d) pursuant to a registration statement declared effective under the U.S. Securities Act; and

            (viii) the Subscriber will not sell, assign or transfer any of the Flow-Through Shares except in accordance with the provisions of Applicable Securities Laws and stock exchange rules, if applicable, in the future.

6. The Subscriber acknowledges and agrees that the foregoing representations and warranties are made by the Subscriber with the intent that they may be relied upon by Apollo and the Agents in determining its eligibility as a purchaser of the Flow-Through Shares under Applicable Securities Laws and the Subscriber hereby agrees to indemnify and hold harmless Apollo, the Agents and their representatives, directors, officers, employees and underwriters from and against all losses, liability, claims, costs, expenses and damages arising from, relating to, or connected with Apollo's and the Agents' reliance thereon in the event that such representations and warranties are untrue in any material respect, such agreement regarding indemnification to survive the Closing and to continue in full force and effect for the benefit of the Agents notwithstanding any subsequent disposition by the Subscriber of the Flow-Through Shares. The Subscriber further agrees that by accepting the Flow-Through Shares, the Subscriber shall be representing and warranting that the foregoing representations and warranties contained herein or in any document furnished by the Subscriber to Apollo or the Agents are true as at the Closing with the same force and effect as if they had been made by the Subscriber as at the Closing and shall survive the Closing and continue in full force and effect for the benefit of Apollo and the Agents notwithstanding any subsequent disposition by the Subscriber of the Flow-Through Shares. The Subscriber undertakes to immediately notify Apollo at the address specified on page (i) of this Agreement of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

7. The Company hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

                                     -B-10-


      (a) the Company has the full corporate right, power and authority to execute and deliver this Agreement, to issue the Flow-Through Shares to the Subscriber and to incur and renounce in favor of the Subscriber, Qualifying Expenditures in an amount equal to the Commitment Amount;

      (b) this Agreement constitutes a binding obligation of the Company enforceable in accordance with its terms, subject to such limitations and prohibitions as may exist or may be enacted in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and/or interests of creditors generally;

      (c) the Company is a "principal-business corporation" as defined in subsection 66(15) of the Act;

      (d) upon issuance pursuant to the provisions hereof, the Flow-Through Shares will be "flow-through shares" as defined in subsection 66(15) of the Act and such shares will not constitute "prescribed shares" for the purpose of Regulation 6202.1 of the regulations to the Act; and

      (e) expenditures renounced hereunder will be Qualifying Expenditures.

8.    The Company covenants and agrees with the Subscriber:

      (a) to keep proper books, records and accounts of all Qualifying Expenditures and all transactions affecting the Commitment Amount and the Qualifying Expenditures, and upon reasonable notice, to make such books, records and accounts available for inspection and audit by or on behalf of the Subscriber, at the expense of the Subscriber;

      (b) to incur, during the Expenditure Period, Qualifying Expenditures in such amount that enables the Company to renounce to the Subscriber, in accordance with the Act and this Agreement, Qualifying Expenditures in an amount equal to the Commitment Amount;

      (c) to renounce, in accordance with the Act and this Agreement, in favor of the Subscriber effective on or before December 31, 2004, Qualifying Expenditures which have been or are expected to be incurred during the Expenditure Period in an amount equal to the Commitment Amount;

      (d) to deliver to the Subscriber not later than March 31, 2005, a statement setting forth the aggregate amounts of Qualifying Expenditures renounced to the Subscriber;

      (e) that all Qualifying Expenditures renounced in favor of the Subscriber pursuant to this Agreement will be Qualifying Expenditures incurred by the Company that, but for the renunciation to the Subscriber, the Company would be entitled to deduct in computing its income for the purposes of
      Part I of the Act;

      (f) if the Company does not incur and renounce in favor of the Subscriber the Qualifying Expenditures incurred during the Expenditure Period equal to the Commitment Amount as contemplated by subsections 8(b) and 8(c) hereof, then as the sole recourse of the Subscriber and partners of the Subscriber for such failure, the Company shall indemnify the Subscriber as to, and pay in settlement thereof to the partners of the Subscriber an amount equal to the amount of any tax payable or that may become payable under the Act (and under any corresponding provincial legislation) by the partners of the Subscriber as a direct consequence of such failure;

                                     -B-11-


      (g) that the Company will not reduce the amount renounced in favor of the Subscriber pursuant to subsection 66(12.6) of the Act and, in the event the tax authorities reduce the amount renounced in favor of the Subscriber pursuant to subsection 66(12.73) of the Act, the Company shall indemnify the partners of the Subscriber as to, and pay in settlement thereof to the partners of the Subscriber, an amount equal to the amount of any tax payable under the Act (and under any corresponding provincial legislation) by the partners of the Subscriber as a direct consequence of such reduction;

      (h) that Qualifying Expenditures renounced in favor of the Subscriber hereunder will not include Qualifying Expenditures that have previously been renounced by the Company;

      (i) that the Company will maintain its status as a principal-business corporation throughout the Expenditure Period;

      (j) to timely file all forms required under the Act and any corresponding provincial legislation necessary to effectively renounce Qualifying Expenditures equal to the Commitment Amount in favor of the Subscriber as provided herein, and to provide the Subscriber with a copy of all such forms as are required to be provided on a timely basis;

      (k) the Company will not be subject to the provisions of subsection 66(12.67) of the Act in a manner which impairs its ability to renounce Qualifying Expenditures in favor of the Subscriber in an amount equal to the Commitment Amount; and

      (l) forthwith after the Closing Date, the Company shall issue and file a press release announcing the placement of the Flow-Through Shares with the Agents. In the event a mineral discovery or other positive news is generated in relation to any Qualifying Expenditures funded hereunder, the Company shall issue and file a timely press release in the normal course that includes reference to the fact that such Qualifying Expenditures was "funded by the Agents through a private placement".

9.    CLOSING

      (a) Subject to the receipt of all completed items in accordance with
      Section 9(c), the Closing will take place at the offices of counsel to the Corporation or such other place as the Company and the Agents may agree at 10:00 a.m. (Toronto time) (the "CLOSING TIME") on or about December 31, 2004 or such other date as the Company and the Agents may agree (the "CLOSING DATE").

      (b) If, prior to the Closing, the terms and conditions contained in this Agreement and the Engagement Letter have been complied with to the satisfaction of the Agents, or waived by them, the Agents shall deliver to Apollo all completed Agreements and payment of the aggregate Subscription Price for all of the Flow-Through Shares sold pursuant to the Engagement Letter against delivery by Apollo of certificates representing the Flow-Through Shares and such other documentation as may be required pursuant to this Agreement and the Engagement Letter. If, prior to the Closing, the terms and conditions contained in this Agreement (other than delivery by Apollo to the Subscriber of certificate representing the Flow-Through Shares) and the Engagement Letter have not been complied with to the satisfaction of the Agents, or waived by them, the Agents, Apollo and the Subscriber will have no further obligations under this Agreement.

                                     -B-12-


      (c) The Closing of the Private Placement is conditional upon the issue and sale of the Flow-Through Shares being exempt from the requirement to file a prospectus, registration statement or similar document under the Applicable Securities Laws relating to the sale of the Flow-Through Shares, or Apollo having received such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus, registration statement or similar document.

      (d) The Subscriber acknowledges and agrees that the obligations of Apollo hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Agreement as of the date of this Agreement, and as of the Closing Time as if made at and as of the time of Closing, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing
      Time:

            (i) payment by the Subscriber of the Subscription Price by certified cheque or bank draft (in accordance with the instructions set forth on the first page hereto) payable to the Agents;

            (ii) the Subscriber having properly completed, signed and delivered this Agreement;

            (iii) the Subscriber having properly completed, signed and delivered the "TSX Private Placement Questionnaire and Undertaking" attached hereto as Schedule "A";

            (iv) the Subscriber, if applicable, having properly completed, signed and delivered the "Representation Letter" attached hereto as Schedule "C";

            (v) the Subscriber having properly completed, signed and delivered the "Selling Securityholder Notice and Questionnaire" attached as Annex A to the Registration Rights Agreement attached hereto as Schedule "D"; and

            (vi) the Subscriber having properly completed, signed and delivered any further documentation as required under Applicable Securities Laws or by any applicable stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by Apollo.

      (e) Apollo acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of Apollo contained in this Agreement and in the Engagement Letter as of the date of such agreements, and as of the Closing Time as if made at and as of the time of Closing, and the fulfillment of the following additional conditions:

            (i) the covenants of Apollo have been performed, satisfied and complied with, where applicable, as at the Closing Time;

            (ii) Apollo has delivered to the Agents' counsel the following items:

                  (A) a copy of the certificates representing the Flow-Through Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee;

                  (B) a copy of this Agreement duly executed by Apollo;

                                     -B-13-


            (C) a copy of a certificate executed by the chief executive officer or the chief financial officer of Apollo, dated as of Closing Date, as may be required in the Engagement Letter and such other matters as may be reasonably requested by the Agents or their counsel; and

            (D) such other documents relating to the transactions contemplated by this Agreement as the Agents or their counsel may reasonably request.

      (f) If the Agents terminate their obligations with respect to the Private Placement and/or under the Engagement Letter before the Closing, the Subscriber reserves the right to withdraw this subscription and to terminate its obligations hereunder at any time before Closing and the Subscriber hereby appoints the Agents as its agents for the purpose of notifying Apollo of the withdrawal or termination of its subscription.

GENERAL

10. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Flow-Through Shares and will be true and correct at the Closing Time on the Closing Date and the Subscriber agrees to indemnify the Company and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company at Apollo Gold Corporation, 4601 DTC Blvd., Suite 750, Denver, Colorado, USA 80237, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date.

11. The Subscriber hereby irrevocably authorizes the Company: (a) to act as its representative(s) at the closing and to execute in its name and on its behalf all closing receipts and documents required; (b) to complete or correct any errors or omissions in any form or document provided by the Subscriber; and (c) to receive on its behalf certificates representing the Flow-Through Shares purchased under this Agreement.

12. The contract arising out of this Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Subscriber and the Company each irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

13. Time shall be of the essence hereof.

14. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

15. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any legal counsel retained by the Subscriber) relating to the sale of the Flow-Through Shares to the Subscriber shall be borne by the Subscriber.

16. The Company will have the right to accept or reject the Subscriber's offer to purchase at any time at or prior to the Closing Time. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that the acceptance of the Subscription Agreement will be conditional, among other things, upon the sale of the Flow-Through Shares to the Subscriber being exempt from any prospectus requirements of all applicable securities laws. The Company will be deemed to have accepted this Agreement upon the delivery at closing of the certificates representing the Flow-Through Shares to or upon the direction of the Subscriber in accordance with the provisions hereof.

                                     -B-14-


17. The Subscriber agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

18. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

                                     -C-1-


                                  SCHEDULE "C"

                              REPRESENTATION LETTER

                       (FOR ONTARIO ACCREDITED INVESTORS)

TO:   APOLLO GOLD CORPORATION (THE "COMPANY")

      In connection with the purchase by the undersigned purchaser (the "SUBSCRIBER") of flow-through common shares ("FLOW-THROUGH SHARES") in the capital of the Company, the Subscriber hereby represents, warrants, covenants and certifies to the Company that:

1. The Subscriber is resident in Ontario or is subject to the laws of the Province of Ontario;

2. The Subscriber is purchasing the Flow-Through Shares as principal for its own account;

3. The Subscriber is an "accredited investor" within the meaning of Ontario Securities Commission Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter;

4. Upon execution of this Schedule "C" by the Subscriber, this Schedule "C" shall be incorporated into and form a part of the Subscription Agreement.

Dated: December ________________, 2004.


                                       Print name of Subscriber

                                       By:
                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Print name of Signatory (if different
                                           from Subscriber)

                                           -------------------------------------
                                           Title

         IMPORTANT: PLEASE COMPLETE AND SIGN APPENDIX A ON THE NEXT PAGE

                                     -C-2-


                                  APPENDIX "A"
                                       TO
                     SCHEDULE "C" OF SUBSCRIPTION AGREEMENT

                 CONFIRMATION OF ELIGIBILITY (ONTARIO RESIDENTS)

The undersigned (the "INVESTOR") hereby confirms and certifies to APOLLO GOLD CORPORATION (the "ISSUER") that the Investor is purchasing the Flow-Through Shares as principal, that the Investor is resident in Ontario, and that the Investor is an "accredited investor" as defined in Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of being: [check appropriate boxes]

ACCREDITED INVESTORS

|_|   (a)   a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of the Bank Act
            (Canada)

|_|   (b)   the Business Development Bank incorporated under the Business
            Development Bank Act (Canada);

|_|   (c)   a loan corporation or trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan
            Companies Act (Canada), or under comparable legislation in any other jurisdiction;

|_|   (d)   a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit
            Associations Act (Canada), in each case, located in Canada;

|_|   (e)   a company licensed to do business as an insurance company in any jurisdiction;

|_|   (f)   a subsidiary of any company referred to in paragraph (a), (b), (c),
            (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

|_|   (g)   a person or company registered under the Securities Act (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

|_|   (h)   the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

|_|   (i)   a Canadian municipality or any Canadian provincial or territorial capital city;

|_|   (j)   a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

|_|   (k)   a pension fund that is regulated by either the Office of the
            Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

|_|   (l)   a registered charity under the Income Tax Act (Canada);

                                     -C-3-


|_|   (m)   an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds
            C$l,000,000;

|_|   (n)   an individual whose net income before taxes exceeded C$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

|_|   (o)   an individual who has been granted registration under the Securities
            Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

|_|   (p)   a promoter of the Company or an affiliated entity of a promoter of the Company;

|_|   (q)   a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the Company;

|_|   (r)   a person or company that, in relation to the Company, is an affiliated entity or a person or company referred to clause (c) of the definition of distribution in subsection 1(l) of the Securities
            Act (Ontario) (Control Person);

|_|   (s)   a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that has net assets of at least
            C$5,000,000 as reflected in its most recently prepared financial statements;

|_|   (t)   a person or company that is recognized by the Ontario Securities
            Commission as an accredited investor;

|_|   (u)   a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities only to persons or companies that are accredited investors;

|_|   (v)   a mutual fund or non-redeemable investment fund that, in Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

|_|   (w)   a fully managed account if it is acquiring a security that is not a security of a mutual fund or non -redeemable investment fund;

|_|   (x)   an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada) or under comparable legislation in any other jurisdiction;

|_|   (y)   an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph
            (k) in form and function; or

|_|   (z)   a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

                                     -C-4-


and for purposes hereof, the following terms shall have the stated meanings:

      "COMPANY" means any company, incorporated association, incorporated syndicate or other incorporated organization.

      "CONTROL PERSON" means any person, company or combination of persons or companies holding a sufficient number of any securities of the Company to affect materially the control of the Company, but any holding of any persons, company or combination of persons or companies holding more than 20 per cent of the outstanding voting securities of the Company, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the Company.

      "DIRECTOR" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company.

      "ENTITY" means a company, syndicate, partnership, trust or unincorporated organization.

      "FINANCIAL ASSETS" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario).

      "INDIVIDUAL" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

      "MANAGED ACCOUNT" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction.

      "MUTUAL FUND" includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the securities.

      "NON -REDEEMABLE INVESTMENT FUND" means an issuer

      (a) whose primary purpose is to invest money provided by its securityholders;

      (b) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

      (c)   is not a mutual fund.

      "OFFICER" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of the Company.

      "PERSON" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative.

                                     -C-5-


      "PROMOTER" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the Company, or
      (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the Company, directly or indirectly, received in consideration of services or property, or both services and property, 10 per cent or more of any class of securities of the Company or 10 per cent or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business.

      "RELATED LIABILITIES" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

      "SPOUSE" in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

AFFILIATED ENTITIES, CONTROL AND SUBSIDIARIES:

(a) A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

(b) A person or company is considered to be controlled by a person or company if

      (i) in the case of a person or company,

            (A) voting securities of the first mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

            (B) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

      (ii) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

      (iii) in the case of a limited partnership, the general partner is the second-mentioned person or company.

(c) A person or company is considered to be a subsidiary entity of another person or company if

      (i)   it is controlled by,

            (A) that other, or

            (B) that other and one or more persons or companies each of which is controlled by that other, or

                                     -C-6-


            (C) two or more persons or companies, each of which is controlled by that other; or

      (ii) it is a subsidiary entity of a person or company that is the other's subsidiary entity,

EXECUTED by the Investor at _______________, this ________ day of December, 2004.


---------------------------------------
Signature of Authorized Signatory


---------------------------------------
Name and Position of Signatory


---------------------------------------
Name of Purchasing Entity


---------------------------------------
Jurisdiction of Residence

                                     -D-1-


                                  SCHEDULE "D"

                          REGISTRATION RIGHTS AGREEMENT

                           [TO BE ATTACHED SEPARATELY]

                      SUBSCRIPTION FOR FLOW-THROUGH SHARES

TO:   APOLLO GOLD CORPORATION (THE "COMPANY" OR "APOLLO")

The undersigned (the "SUBSCRIBER") hereby irrevocably subscribes for and agrees to purchase from the Company the number of common shares (the "FLOW-THROUGH SHARES") of the Company set forth below, each Flow-Through Share to be issued as a "flow-through share" (as defined in the Income Tax Act (Canada)) (a "FLOW-THROUGH SHARE"); for the aggregate consideration set forth below, representing a subscription price of $1.05 (Canadian) per Flow-Through Share. The Subscriber agrees to be bound by the terms and conditions set forth in the attached Schedule "B"-"Terms and Conditions of Subscription for Flow-Through Shares", the attached Schedule "C" - Representation Letter, and the attached Schedule "D" - Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), including, without limitation, the representations, warranties and covenants set forth in the applicable appendices attached hereto.

                                                                 ----------------------------------------------------------
                                                                 NUMBER OF FLOW-THROUGH SHARES:

MineralFields 2004-VI Limited Partnership
-------------------------------------------------------------
(Name of Subscriber - please print)

By:
   ----------------------------------------------------------
         Authorized Signature

Per:  Joe C. Dwek, President, MineralFields XI Inc. general partner for MineralFields 2004-VI Limited Partnership)
      ------------------------------------------------------------------------------------------------------------
      (Official Capacity or Title - please print)

Please print name of individual whose signature appears above if different than the name of the subscriber printed above.

1110 Finch Avenue West, Suite 205, Toronto, Ontario M3J 2T2      AGGREGATE CONSIDERATION: $
-------------------------------------------------------------    ----------------------------------------------------------
(Subscriber's Address)
                                                                 Number of Common Shares  currently held by the Subscriber
(416) 665-9112                 jd@mineralfields.com              (excluding  the   Flow-Through   Shares   subscribed  for
-------------------------------------------------------------    hereunder)
(Telephone Number)              (E-mail Address)
                                                                 Nil
N/A                                                              ----------------------------------------------------------
-------------------------------------------------------------
(Social Insurance Number)

-------------------------------------------------------------    ----------------------------------------------------------
REGISTER THE FLOW-THROUGH SHARES AS SET FORTH BELOW:             DELIVER THE FLOW-THROUGH SHARES AS SET FORTH BELOW:
----------------------------------------------------             ---------------------------------------------------

MineralFields 2004-VI Limited Partnership                        MineralFields 2004-VI Limited Partnership
-------------------------------------------------------------    ----------------------------------------------------------
Name                                                             Name


-------------------------------------------------------------    ----------------------------------------------------------
Account reference, if applicable                                 Account reference, if applicable

-------------------------------------------------------------    ----------------------------------------------------------
                                                                 As above

-------------------------------------------------------------    ----------------------------------------------------------

                                                                 As above
                                                                 ----------------------------------------------------------
                                                                 Address


As above                                                         ----------------------------------------------------------
-------------------------------------------------------------    Telephone Number

-------------------------------------------------------------
Address                                                          ----------------------------------------------------------
                                                                 Attention

                                     -A-2-


ACCEPTANCE:

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Agreement and that the Subscriber is entitled to rely thereon; and hereby agrees to be bound by the terms of the Registration Rights Agreement.

DATED as of the ___________ day of ______________, 200_.

APOLLO GOLD CORPORATION

Per:
    --------------------------------------------------------
    Authorized Signing Officer

                                     -A-1-


                                  SCHEDULE "A"

                             TORONTO STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.

                                  QUESTIONNAIRE

1.    DESCRIPTION OF TRANSACTION

      (A)   NAME OF ISSUER OF THE SECURITIES

            Apollo Gold Corporation (the "ISSUER" or "APOLLO").

      (B)   NUMBER AND CLASS OF SECURITIES TO BE PURCHASED

            A total of 714,285 common shares. The common shares issuable in this offering will be "flow-through shares" as defined in the Income Tax Act (Canada). The gross proceeds from the sale of the flow-through shares will be used by Apollo for exploration of Apollo's mineral properties at the Black Fox project located near Timmins, Ontario, which expenses will qualify as "Canadian Exploration Expenses" as defined in the Income Tax Act (Canada) and which will be renounced in favour of the purchasers of the flow-through shares effective on or before December 31, 2004.

            Pursuant to the terms of the Registration Rights Agreement, Apollo has agreed to file a resale registration statement on Form S-3 (the "RESALE S-3") with the United States Securities and Exchange Commission following the Closing in order to register the flow-through shares issuable in this offering for resale under the U.S. Securities Act of 1933, as amended.

      (C)   PURCHASE PRICE

            $1.05 (Canadian) per share.

2.    DETAILS OF PURCHASER

      (A)   NAME OF PURCHASER

            MineralFields 2004-VI Limited Partnership
            --------------------------------------------------------------------

      (B)   ADDRESS

            1110 Finch Avenue West, Suite 205, Toronto, Ontario M3J 2T2
            --------------------------------------------------------------------

            --------------------------------------------------------------------

            --------------------------------------------------------------------

                                     -A-2-


      (C) NAMES AND ADDRESSES OF PERSONS HAVING A GREATER THAN 10% BENEFICIAL INTEREST IN THE PURCHASER

            NONE
            --------------------------------------------------------------------

3.    RELATIONSHIP TO ISSUER

      (A) IS THE PURCHASER (OR ANY PERSON NAMED IN RESPONSE TO 2(C) ABOVE) AN INSIDER OF THE ISSUER FOR THE PURPOSES OF THE ONTARIO SECURITIES ACT (BEFORE GIVING EFFECT TO THIS PRIVATE PLACEMENT)? IF SO, STATE THE CAPACITY IN WHICH THE PURCHASER (OR PERSON NAMED IN RESPONSE TO 2(C)) QUALIFIES AS AN INSIDER.

            NO
            --------------------------------------------------------------------

            --------------------------------------------------------------------

      (B) IF THE ANSWER TO (A) IS "NO", ARE THE PURCHASER AND THE ISSUER CONTROLLED BY THE SAME PERSON OR COMPANY? IF SO, GIVE DETAILS.

            --------------------------------------------------------------------

            --------------------------------------------------------------------

4.    DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

      Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof.

      NONE
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

                                     -A-3-


                                   UNDERTAKING

TO:      Toronto Stock Exchange

The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of four months from the date of the closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer, without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

DATED at Toronto this _____________ day of December, 2004.


                                       MINERALFIELDS 2004-VI LIMITED PARTNERSHIP
                                       ----------------------------------------
                                       Name of Purchaser (please print)


                                       ----------------------------------------
                                       Authorized Signature

                                       PER: JOE C. DWEK, PRESIDENT,
                                       MINERALFIELDS XI INC. (GENERAL PARTNER
                                       FOR MINERALFIELDS 2004-VI LIMITED
                                       PARTNERSHIP)
                                       ----------------------------------------
                                       Official Capacity (please print)


                                       ----------------------------------------
                                       (please print name of individual whose
                                       signature appears above, if different
                                       from name of purchaser printed above)

                                      -B-1-

                                  SCHEDULE "B"

         TERMS AND CONDITIONS OF SUBSCRIPTION AND RENUNCIATION AGREEMENT
            FOR FLOW-THROUGH COMMON SHARES OF APOLLO GOLD CORPORATION

DEFINITIONS

1.    In this Agreement:

      (a) "ACT" means the Income Tax Act (Canada), as amended, together with any and all regulations promulgated thereunder, and any proposed amendments to the Act announced on or prior to the Closing Date;

      (b) "AGENTS" means Regent Mercantile Bancorp Inc. and such other agents or affiliates that participate in a syndicate with Regent Mercantile Bancorp Inc.;

      (c) "AGREEMENT" means this subscription agreement as accepted by the Company, including all schedules attached hereto and all appendices attached thereto;

      (d) "APPLICABLE SECURITIES LAWS" means, in respect of each and every offer and sale of the Flow-Through Shares, the securities legislation and exchange rules having application thereto and the rules, policies, notices and orders issued by applicable securities regulatory authorities having application thereto;

      (e) "CANADIAN EXPLORATION EXPENSE(S)" or "CEE" means Canadian exploration expense described in paragraph (f) of the definition of "Canadian exploration expense" in subsection 66.1(6) of the Act, or would be described in paragraph (h) of that definition if the reference therein to paragraphs (a) to (d) and (f) to (g.1) was a reference to paragraph (f), excluding amounts which are prescribed to constitute "Canadian exploration and development overhead expense" for purposes of paragraph 66(12.6)(b) of the Act and the amount of any assistance described in paragraph 66(12.6)(a) of the Act and any expenditures described in paragraph (b.1) of subsection 66(12.6) of the Act;

      (f) "CLOSING DATE" has the meaning given to such term in Section 9(a) herein;

      (g) "COMMITMENT AMOUNT" means the amount equal to $1.05 (Canadian) multiplied by the number of Flow-Through Shares comprising part of the Flow-Through Shares subscribed and paid for pursuant to this Agreement;

      (h) "ENGAGEMENT LETTER" means the engagement letter dated as of the Closing Date between the Company and the Agents;

      (i) "EXPENDITURE PERIOD" means the period commencing on the date of acceptance of this Agreement and ending on the earlier of:

            (i) the date on which the Commitment Amount has been fully expended in accordance with the terms hereof; and

            (ii) December 31, 2005;

                                     -B-2-


      (j) "FLOW-THROUGH MINING EXPENDITURE" means an expense which is a "flow-through mining expenditure" as defined in subsection 127(9) of the Act and that is an "eligible Ontario exploration expenditure" as defined in subsection 8.4.3(2) of the Income Tax Act (Ontario), as amended;

      (k) "FLOW-THROUGH SHARES" has the meaning given to such term in the first paragraph of this Agreement;

      (l) "MI 45-102" means Multilateral Instrument 45-102 Resale of Securities;

      (m) "OFFERING JURISDICTION" means the Province of Ontario;

      (n) "OFFERING MEMORANDUM" means the offering memorandum of the Company dated December 31, 2004;

      (o) "PRINCIPAL BUSINESS CORPORATION" means a "principal-business corporation" as defined in subsection 66(15) of the Act; and

      (p) "PRIVATE PLACEMENT" means the offering by Apollo for sale on a private placement basis of the Flow-Through Shares in the Offering Jurisdiction;

      (q) "QUALIFYING EXPENDITURES" means expenditures that are Canadian Exploration Expenses, which qualify as a Flow-Through Mining Expenditure and which are made or incurred on or before December 31, 2005, which may be renounced as CEE by the Company pursuant to subsection 66(12.6) in accordance with subsection 66(12.66) of the Act with an effective date not later than December 31, 2004 and which are eligible for deduction from income for income tax purposes for a taxation year of a person which ends December 31, 2004;

      (r) "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement attached hereto as Schedule "D";

      (s) "REGISTRATION STATEMENT" means the registration statement that Apollo agrees to file with the SEC pursuant to the Registration Rights Agreement to register the Flow-Through Shares for resale pursuant to the terms of the Registration Rights Agreement;

      (t) "RULE 45-501" means Ontario Securities Commission Rule 45-501 entitled "Exempt Distributions" promulgated under the Securities Act (Ontario);

      (u) "SEC" means the United States Securities and Exchange Commission; and

      (v) "U.S. SECURITIES ACT" means the United States Securities Act of 1933, as amended.

TERMS OF THE OFFERING

2. Each Flow-Through Share will be sold to the Subscriber at the subscription price of $1.05 (Canadian) per Flow-Through Share.

3. The Subscriber acknowledges that this subscription is subject to rejection or allotment by the Company in whole or in part.

                                     -B-3-


4.    COMPENSATION OF AGENTS

      (a) The Subscriber understands that the Agents will receive a commission from Apollo in connection with the Offering payable in cash equal to 6.5% of the subscription price received by Apollo from the sale of the Flow-Through Shares.

      (b) No other fee or commission is payable by Apollo in connection with the sale of the Flow-Through Shares; however, Apollo will pay certain fees and expenses of the Agents in connection with the Offering as set out in the Engagement Letter.

REPRESENTATIONS, WARRANTIES AND COVENANTS BY SUBSCRIBER

5. By executing this subscription, the Subscriber represents, warrants and covenants to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

      (a) it has been independently advised as to restrictions with respect to trading in the Flow-Through Shares (collectively, the "SECURITIES") imposed by applicable securities legislation in Ontario, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges that it is aware of the characteristics of the Securities, the risks relating to an investment therein, and that it may not be able to resell the Securities until the expiration of the applicable hold period except in accordance with limited exemptions under applicable securities legislation and regulatory policies and it agrees that any certificates representing the Securities shall bear a legend indicating that the sale thereof is restricted. The Subscriber further acknowledges that it should consult its own legal counsel in its jurisdiction for full particulars of applicable resale restrictions;

      (b) it has not received, nor has it requested, nor does it have any need to receive, any prospectus, sales or advertising literature, offering memorandum or any other document (other than the Offering Memorandum) describing the business and affairs of the Company which has been prepared for delivery to, and review by, the Subscriber in order to assist it in making an investment decision in respect of the Flow-Through Shares, and it has not become aware of any advertisement in printed public media, radio, television or telecommunications, including electronic display such as the Internet with respect to the distribution of the Flow-Through Shares;

      (c) it has relied solely upon publicly available information relating to the Company and the Offering Memorandum and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Company except as expressly set forth herein;

      (d) it is purchasing the Flow-Through Shares as principal for its own account, not for the benefit of any other person, for investment only and not with a view to the resale or distribution of all or any of the Flow-Through Shares,

      (e) it is resident in Ontario and

            (i) it is an "accredited investor" as defined in Rule 45-501 and has concurrently executed and delivered a Representation Letter in the form attached as Schedule "C" to this Agreement; or

                                     -B-4-


            (ii) it is not an "accredited investor" as defined in Rule 45-501 but is a sophisticated purchaser who is able to evaluate the prospective investment on the basis of information about the investment presented to it by the Company;

      (f) it acknowledges that:

            (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Flow-Through Shares;

            (ii) there is no government or other insurance covering the Flow-Through Shares;

            (iii) there are substantial risks associated with the purchase of the Flow-Through Shares;

            (iv) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities; and

            (v) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Ontario) and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

      (g) it is aware that the Securities have not been and may not be registered under the U.S. Securities Act and that the Securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

      (h) it is not a "U.S. Person" (as that term is defined by Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or company organized or incorporated under the laws of the United States) and is not acquiring the Flow-Through Shares for the account or benefit of a U.S. Person or a person in the United States;

      (i) the Flow-Through Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Flow-Through Shares and executing and delivering this Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Agreement was executed and delivered;

      (j) it undertakes and agrees that it will not offer or sell the Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

                                     -B-5-


      (k) it will not engage in hedging transactions with regard to the Securities unless conducted in compliance with the U.S. Securities Act;

      (l) it acknowledges that the Company will refuse to register any transfer of any of the Securities not made in accordance with the provisions of Regulation S under the U.S. Securities Act, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

      (m) this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber, subject to such limitations and prohibitions as may exist or may be enacted in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and/or interests of creditors generally;

      (n) it has the legal capacity and competence to enter into and be bound by this Agreement and further certifies that all necessary approvals of its partners have been given and obtained;

      (o) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms and provisions of any law applicable to it, or any of its constating documents, or of any agreement to which the Subscriber is a party or by which it is bound;

      (p) it is able to bear the economic risk of loss of its investment;

      (q) it is not acting jointly or in concert with any other person for the purposes of the acquisition of the Flow-Through Shares;

      (r) if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Company in filing, such reports, undertakings and other documents with respect to the issue of the Flow-Through Shares (including, without limitation, a Private Placement Questionnaire and Undertaking required by the Toronto Stock Exchange, a copy of which is attached hereto as Schedule "A");

      (s) it deals at arm's length with the Company within the meaning of the Act, including subsection 66(17) of the Act, and will continue to deal at arm's length with the Company at all times which are relevant for this Agreement and for purposes of the Act and does not have a "prescribed relationship" with the Company, as such term is defined in subsection 66(12.671) of the Act; and

      (t) the entering into of this Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or any of the Subscriber's constating documents, or any agreement to which the Subscriber is a party or by which it is bound;

      (u) the Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for the Flow-Through Shares and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for purposes of giving representations, warranties and covenants under this Agreement;

                                     -B-6-


      (v) none of the funds the Subscriber is using to purchase the Flow-Through Shares are, to the knowledge of the Subscriber, proceeds obtained or derived, directly or indirectly, as a result of illegal activities;

      (w) it acknowledges and confirms that no representation has been made to it with respect to the future value or price of the Flow-Through Shares;

      (x) the number of shares set forth in this Agreement is the true and correct number of Common Shares of the Company owned by the Subscriber prior to this subscription;

      (y) it was not created or is being used primarily for the purpose of purchasing the Flow-Through Shares;

      (z) it is aware of the speculative nature of this investment in the Flow-Through Shares; and

      (aa) Resale Restrictions and Legends

            (i) the Flow-Through Shares issuable pursuant to the Private Placement will be subject to certain resale restrictions imposed under Applicable Securities Laws and the rules of regulatory bodies having jurisdiction including, without limiting the generality of the foregoing, the requirement that the Flow-Through Shares issuable pursuant to the Private Placement not be traded for a period of four months from the Closing Date as required under the Applicable Securities Laws and Canada, and the applicable restriction period under the U.S. Securities Act, except as permitted by Applicable Securities Laws, and that the Flow-Through Shares and all securities issued in exchange thereof are "restricted securities" as defined under Rule 144 and may be resold only if:

                  (A) the sale is to Apollo;

                  (B) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S (or such successor rule or regulation then in effect), if available, and in compliance with applicable state securities laws;

                  (C) the sale is made pursuant to an exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws;

                  (D) the sale is a transaction that does not require registration under the U.S. Securities Act or any applicable state securities laws, and it has prior to such sale furnished to Apollo an opinion of counsel to that effect reasonably satisfactory to Apollo; or

                  (E) the sale is pursuant to an effective registration statement under the U.S. Securities Act.

            (ii) while Apollo has agreed to file the Registration Statement (as described in the Registration Rights Agreement) and cause it to be declared effective by the SEC, there is no assurance that Apollo will be able to cause the Registration Statement to be declared effective by the SEC, and if the Registration Statement is not declared effective by the SEC, the Flow-Through Shares may not be resold by the Subscriber, except pursuant to an exemption contained under the Applicable Securities Laws, which may not be available, and if the Registration Statement is not declared effective, the Flow-Through Shares remain "restricted" securities under the U.S. Securities Act and may only be sold pursuant to an effective registration statement with respect to such securities, pursuant to Regulation S or other exemption from the registration requirements of the U.S. Securities Act or, if such Registration Statement is declared effective by the SEC, in the manner provided in the Registration Statement for the resale of such Flow-Through Shares;

                                     -B-7-


            (iii) it acknowledges that all certificates representing the Flow-Through Shares will bear the following restrictive legend, as required by MI 45-102:

            "UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE]."

            (iv) for the period under the U.S. Securities Act when the Flow-Through Shares are restricted securities as defined in Rule 144 under the U.S. Securities Act, each certificate representing such security shall bear the following legend:

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S ADOPTED UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO THE ISSUER OR A SUBSIDIARY THEREOF; (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A ADOPTED UNDER THE SECURITIES ACT (IF AVAILABLE); (C) TO PERSONS OTHER THAN U.S. PERSONS OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 ADOPTED UNDER THE SECURITIES ACT OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT (IF AVAILABLE); OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
            (3) AGREES THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER OR ISSUER'S COUNSEL SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED BY THE ISSUER TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANING GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE SECURITIES ACT.

            (v) certificates representing the Flow-Through Shares will bear a legend containing restrictions in conformity with the U.S. Securities Act with respect to the resale of the securities of the type set forth in clause 5(aa)(iv) above, until the earlier of: (1) the Flow-Through Shares are sold pursuant to an effective Registration Statement and the seller shall have provided evidence acceptable to U.S. securities counsel for Apollo that the seller has complied with the prospectus delivery requirements under the U.S. Securities Act; or (2) the holder of the applicable security has furnished to Apollo an opinion of U.S. securities counsel reasonably acceptable to Apollo that the securities represented by such certificates are no longer "restricted securities" as defined in Rule 144 under the U.S. Securities Act, certificates representing the Flow-Through Shares will bear a legend containing restrictions in conformity with the U.S. Securities Act with respect to the resale of the securities of the type set forth in clause 5(aa)(iv) above; and

                                     -B-8-


            (vi) In addition to the foregoing legends, the certificates representing the Flow-Through Shares, if issued prior to such time as the restrictive legends set forth in clauses 5(aa)(iii) and 5(aa)(iv) are no longer required under applicable requirements of MI 45-102 and the U.S. Securities Act and all restrictions are removed with respect to such securities pursuant to applicable state securities laws, shall bear, in addition to any legend(s) required by MI 45-102 and the U.S. Securities Act, the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE";

            (vii) the Subscriber also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and Apollo is not in any manner responsible) for complying with such restrictions, including, without limitation of the foregoing, as long as the Flow-Through Shares are restricted securities under the U.S. Securities Act, such securities may only be resold (a) to Apollo,
            (b) pursuant to Regulation S, (c) pursuant to another exemption from registration under the U.S. Securities Act or (d) pursuant to a registration statement declared effective under the U.S. Securities Act; and

            (viii) the Subscriber will not sell, assign or transfer any of the Flow-Through Shares except in accordance with the provisions of Applicable Securities Laws and stock exchange rules, if applicable, in the future.

6. The Subscriber acknowledges and agrees that the foregoing representations and warranties are made by the Subscriber with the intent that they may be relied upon by Apollo and the Agents in determining its eligibility as a purchaser of the Flow-Through Shares under Applicable Securities Laws and the Subscriber hereby agrees to indemnify and hold harmless Apollo, the Agents and their representatives, directors, officers, employees and underwriters from and against all losses, liability, claims, costs, expenses and damages arising from, relating to, or connected with Apollo's and the Agents' reliance thereon in the event that such representations and warranties are untrue in any material respect, such agreement regarding indemnification to survive the Closing and to continue in full force and effect for the benefit of the Agents notwithstanding any subsequent disposition by the Subscriber of the Flow-Through Shares. The Subscriber further agrees that by accepting the Flow-Through Shares, the Subscriber shall be representing and warranting that the foregoing representations and warranties contained herein or in any document furnished by the Subscriber to Apollo or the Agents are true as at the Closing with the same force and effect as if they had been made by the Subscriber as at the Closing and shall survive the Closing and continue in full force and effect for the benefit of Apollo and the Agents notwithstanding any subsequent disposition by the Subscriber of the Flow-Through Shares. The Subscriber undertakes to immediately notify Apollo at the address specified on page (i) of this Agreement of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

                                     -B-9-


REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY

7. The Company hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

      (a) the Company has the full corporate right, power and authority to execute and deliver this Agreement, to issue the Flow-Through Shares to the Subscriber and to incur and renounce in favor of the Subscriber, Qualifying Expenditures in an amount equal to the Commitment Amount;

      (b) this Agreement constitutes a binding obligation of the Company enforceable in accordance with its terms, subject to such limitations and prohibitions as may exist or may be enacted in applicable laws relating to bankruptcy, insolvency, liquidation, moratorium, reorganization, arrangement or winding-up and other laws, rules and regulations of general application affecting the rights, powers, privileges, remedies and/or interests of creditors generally;

      (c) the Company is a "principal-business corporation" as defined in subsection 66(15) of the Act; (d) upon issuance pursuant to the provisions hereof, the Flow-Through Shares will be "flow-through shares" as defined in subsection 66(15) of the Act and such shares will not constitute "prescribed shares" for the purpose of Regulation 6202.1 of the regulations to the Act; and

      (e) expenditures renounced hereunder will be Qualifying Expenditures.

8. The Company covenants and agrees with the Subscriber:

      (a) to keep proper books, records and accounts of all Qualifying Expenditures and all transactions affecting the Commitment Amount and the Qualifying Expenditures, and upon reasonable notice, to make such books, records and accounts available for inspection and audit by or on behalf of the Subscriber, at the expense of the Subscriber;

      (b) to incur, during the Expenditure Period, Qualifying Expenditures in such amount that enables the Company to renounce to the Subscriber, in accordance with the Act and this Agreement, Qualifying Expenditures in an amount equal to the Commitment Amount;

      (c) to renounce, in accordance with the Act and this Agreement, in favor of the Subscriber effective on or before December 31, 2004, Qualifying Expenditures which have been or are expected to be incurred during the Expenditure Period in an amount equal to the Commitment Amount;

      (d) to deliver to the Subscriber not later than March 31, 2005, a statement setting forth the aggregate amounts of Qualifying Expenditures renounced to the Subscriber;

                                     -B-10-


      (e) that all Qualifying Expenditures renounced in favor of the Subscriber pursuant to this Agreement will be Qualifying Expenditures incurred by the Company that, but for the renunciation to the Subscriber, the Company would be entitled to deduct in computing its income for the purposes of
      Part I of the Act;

      (f) if the Company does not incur and renounce in favor of the Subscriber the Qualifying Expenditures incurred during the Expenditure Period equal to the Commitment Amount as contemplated by subsections 8(b) and 8(c) hereof, then as the sole recourse of the Subscriber and partners of the Subscriber for such failure, the Company shall indemnify the Subscriber as to, and pay in settlement thereof to the partners of the Subscriber an amount equal to the amount of any tax payable or that may become payable under the Act (and under any corresponding provincial legislation) by the partners of the Subscriber as a direct consequence of such failure;

      (g) that the Company will not reduce the amount renounced in favor of the Subscriber pursuant to subsection 66(12.6) of the Act and, in the event the tax authorities reduce the amount renounced in favor of the Subscriber pursuant to subsection 66(12.73) of the Act, the Company shall indemnify the partners of the Subscriber as to, and pay in settlement thereof to the partners of the Subscriber, an amount equal to the amount of any tax payable under the Act (and under any corresponding provincial legislation) by the partners of the Subscriber as a direct consequence of such reduction;

      (h) that Qualifying Expenditures renounced in favor of the Subscriber hereunder will not include Qualifying Expenditures that have previously been renounced by the Company;

      (i) that the Company will maintain its status as a principal-business corporation throughout the Expenditure Period;

      (j) to timely file all forms required under the Act and any corresponding provincial legislation necessary to effectively renounce Qualifying Expenditures equal to the Commitment Amount in favor of the Subscriber as provided herein, and to provide the Subscriber with a copy of all such forms as are required to be provided on a timely basis;

      (k) the Company will not be subject to the provisions of subsection 66(12.67) of the Act in a manner which impairs its ability to renounce Qualifying Expenditures in favor of the Subscriber in an amount equal to the Commitment Amount; and

      (l) forthwith after the Closing Date, the Company shall issue and file a press release announcing the placement of the Flow-Through Shares with the Agents. In the event a mineral discovery or other positive news is generated in relation to any Qualifying Expenditures funded hereunder, the Company shall issue and file a timely press release in the normal course that includes reference to the fact that such Qualifying Expenditures was "funded by the Agents through a private placement".

9. CLOSING

      (a) Subject to receipt of all completed items in accordance with Section 9(c), the Closing will take place at the offices of counsel to the Corporation at 10:00 a.m. (Toronto time) (the "CLOSING TIME") on or about December 31, 2004 (the "CLOSING DATE").

      (b) If, prior to the Closing, the terms and conditions contained in this Agreement and the Engagement Letter have been complied with to the satisfaction of the Subscriber, or waived by the Subscriber, the Subscriber shall deliver to Apollo the completed Agreement and payment of the aggregate Subscription Price for all of the Flow-Through Shares sold pursuant to this Agreement against delivery by Apollo of certificates representing the Flow-Through Shares and such other documentation as may be required pursuant to this Agreement

                                     -B-11-


      (c) The Closing of the Private Placement is conditional upon the issue and sale of the Flow-Through Shares being exempt from the requirement to file a prospectus, registration statement or similar document under the Applicable Securities Laws relating to the sale of the Flow-Through Shares, or Apollo having received such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus, registration statement or similar document.

      (d) The Subscriber acknowledges and agrees that the obligations of Apollo hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Agreement as of the date of this Agreement, and as of the Closing Time as if made at and as of the time of Closing, and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing
      Time:

            (i) payment by the Subscriber of the Subscription Price by certified cheque or bank draft (in accordance with the instructions set forth on the first page hereto) payable to "Fogler, Rubinoff LLP, in trust";

            (ii) the Subscriber having properly completed, signed and delivered this Agreement;

            (iii) the Subscriber having properly completed, signed and delivered the "TSX Private Placement Questionnaire and Undertaking" attached hereto as Schedule "A";

            (iv) the Subscriber, if applicable, having properly completed, signed and delivered the "Representation Letter" attached hereto as Schedule "C";

            (v) the Subscriber having properly completed, signed and delivered the "Selling Securityholder Notice and Questionnaire" attached as Annex A to the Registration Rights Agreement attached hereto as Schedule "D"; and

            (vi) the Subscriber having properly completed, signed and delivered any further documentation as required under Applicable Securities Laws or by any applicable stock exchange or other regulatory authority and the Subscriber covenants and agrees to do so upon request by Apollo.

      (e) Apollo acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of Apollo contained in this Agreement as of the date of this Agreement, and as of the Closing Time as if made at and as of the time of Closing, and the fulfillment of the following additional conditions:

            (i) the covenants of Apollo have been performed, satisfied and complied with, where applicable, as at the Closing Time;

            (ii) Apollo has delivered to the Subscriber the following items:

                                     -B-12-


                  (A) a copy of the certificates representing the Flow-Through Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee;

                  (B) a copy of this Agreement duly executed by Apollo;

                  (C) opinions of counsel to the Company.

GENERAL

10. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon in determining the suitability of a purchaser of Flow-Through Shares and will be true and correct at the Closing Time on the Closing Date and the Subscriber agrees to indemnify the Company and its directors and officers against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur caused or arising from reliance thereon. The Subscriber undertakes to immediately notify the Company at Apollo Gold Corporation, 4601 DTC Blvd., Suite 750, Denver, Colorado, USA 80237, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time on the Closing Date.

11. The Subscriber hereby irrevocably authorizes the Company: (a) to act as its representative(s) at the closing and to execute in its name and on its behalf all closing receipts and documents required; (b) to complete or correct any errors or omissions in any form or document provided by the Subscriber; and (c) to receive on its behalf certificates representing the Flow-Through Shares purchased under this Agreement.

12. The contract arising out of this Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and the Subscriber and the Company each irrevocably attorn to the jurisdiction of the courts of the Province of Ontario.

13. Time shall be of the essence hereof.

14. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

15. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any legal counsel retained by the Subscriber) relating to the sale of the Flow-Through Shares to the Subscriber shall be borne by the Subscriber.

16. The Company will have the right to accept or reject the Subscriber's offer to purchase at any time at or prior to the Closing Time. Notwithstanding the foregoing, the Subscriber acknowledges and agrees that the acceptance of the Subscription Agreement will be conditional, among other things, upon the sale of the Flow-Through Shares to the Subscriber being exempt from any prospectus requirements of all applicable securities laws. The Company will be deemed to have accepted this Agreement upon the delivery at closing of the certificates representing the Flow-Through Shares to or upon the direction of the Subscriber in accordance with the provisions hereof.

17. The Subscriber agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber.

                                     -B-13-


18. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

                                     -C-1-


                                  SCHEDULE "C"

                              REPRESENTATION LETTER

                       (FOR ONTARIO ACCREDITED INVESTORS)

TO:   APOLLO GOLD CORPORATION (THE "COMPANY")

      In connection with the purchase by the undersigned purchaser (the "SUBSCRIBER") of flow-through common shares ("FLOW-THROUGH SHARES") in the capital of the Company, the Subscriber hereby represents, warrants, covenants and certifies to the Company that:

1. The Subscriber is resident in Ontario or is subject to the laws of the Province of Ontario;

2. The Subscriber is purchasing the Flow-Through Shares as principal for its own account;

3. The Subscriber is an "accredited investor" within the meaning of Ontario Securities Commission Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter;

4. Upon execution of this Schedule "C" by the Subscriber, this Schedule "C" shall be incorporated into and form a part of the Subscription Agreement.


Dated:  December ________________, 2004.

                                      MINERALFIELDS 2004-VI LIMITED PARTNERSHIP
                                      -----------------------------------------
                                      Print name of Subscriber

                                      By:
                                         ---------------------------------------
                                         Signature

                                         JOE C. DWEK, PRESIDENT, MINERALFIELDS
                                         XI INC.  (GENERAL PARTNER FOR
                                         MINERALFIELDS 2004-VI LIMITED
                                         PARTNERSHIP)
                                         -------------------------------------
                                         Print name of Signatory (if different
                                         from Subscriber)


                                         -------------------------------------
                                         Title

         IMPORTANT: PLEASE COMPLETE AND SIGN APPENDIX A ON THE NEXT PAGE

                                     -C-2-


                                  APPENDIX "A"
                                       TO
                     SCHEDULE "C" OF SUBSCRIPTION AGREEMENT

                 CONFIRMATION OF ELIGIBILITY (ONTARIO RESIDENTS)

The undersigned (the "INVESTOR") hereby confirms and certifies to APOLLO GOLD CORPORATION (the "ISSUER") that the Investor is purchasing the Flow-Through Shares as principal, that the Investor is resident in Ontario, and that the Investor is an "accredited investor" as defined in Rule 45-501 promulgated under the Securities Act (Ontario) by virtue of being: [check appropriate boxes]

ACCREDITED INVESTORS

|_|      (a)      a bank listed in Schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in Schedule III of the Bank
                  Act (Canada)

|_|      (b)      the Business Development Bank incorporated under the Business
                  Development Bank Act (Canada);

|_|      (c)      a loan corporation or trust corporation registered under the
                  Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada), or under comparable legislation in any other jurisdiction;

|_|      (d)      a co-operative credit society, credit union central,
                  federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada;

|_|      (e)      a company licensed to do business as an insurance company in any jurisdiction;

|_|      (f)      a subsidiary of any company referred to in paragraph (a), (b),
                  (c), (d) or (e), where the person or company owns all of the voting shares of the subsidiary entity;

|_|      (g)      a person or company registered under the Securities Act
                  (Ontario) or securities legislation in another jurisdiction as an adviser or dealer, other than a limited market dealer;

|_|      (h)      the government of Canada or of any jurisdiction, or any crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government;

|_|      (i)      a Canadian municipality or any Canadian provincial or
                  territorial capital city;

|_|      (j)      a national, federal, state, provincial, territorial or
                  municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof;

|_|      (k)      a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

|_|      (l)      a registered charity under the Income Tax Act (Canada);

                                     -C-3-


|_|      (m)      an individual who beneficially owns, or who together with a spouse beneficially own, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$l,000,000;

|_|      (n)      an individual whose net income before taxes exceeded C$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

|_|      (o)      an individual who has been granted registration under the
                  Securities Act (Ontario) or securities legislation in another jurisdiction as a representative of a person or company referred to in paragraph (g), whether or not the individual's registration is still in effect;

|_|      (p)      a promoter of the Company or an affiliated entity of a
                  promoter of the Company;

|_|      (q)      a spouse, parent, brother, sister, grandparent or child of an officer, director or promoter of the Company;

|_|      (r)      a person or company that, in relation to the Company, is an affiliated entity or a person or company referred to clause
                  (c) of the definition of distribution in subsection 1(l) of the Securities Act (Ontario) (Control Person);

|_|      (s)      a company, limited liability company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that has net assets of at least C$5,000,000 as reflected in its most recently prepared financial statements;

|_|      (t)      a person or company that is recognized by the Ontario
                  Securities Commission as an accredited investor;

|_|      (u)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities only to persons or companies that are accredited investors;

|_|      (v)      a mutual fund or non-redeemable investment fund that, in
                  Ontario, distributes its securities under a prospectus for which a receipt has been granted by the Director or, if it has ceased distribution of its securities, has previously distributed its securities in this manner;

|_|      (w)      a fully managed account if it is acquiring a security that is not a security of a mutual fund or non -redeemable investment fund;

|_|      (x)      an account that is fully managed by a trust corporation
                  registered under the Loan and Trust Corporations Act (Ontario) or under the Trust and Loan Companies Act (Canada) or under comparable legislation in any other jurisdiction;

|_|      (y)      an entity organized outside of Canada that is analogous to any of the entities referred to in paragraphs (a) through (g) and paragraph (k) in form and function; or

|_|      (z)      a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

                                     -C-4-


and for purposes hereof, the following terms shall have the stated meanings:

      "COMPANY" means any company, incorporated association, incorporated syndicate or other incorporated organization.

      "CONTROL PERSON" means any person, company or combination of persons or companies holding a sufficient number of any securities of the Company to affect materially the control of the Company, but any holding of any persons, company or combination of persons or companies holding more than 20 per cent of the outstanding voting securities of the Company, in the absence of evidence to the contrary, shall be deemed to affect materially the control of the Company.

      "DIRECTOR" where used in relation to a person, includes a person acting in a capacity similar to that of a director of a company.

      "ENTITY" means a company, syndicate, partnership, trust or unincorporated organization.

      "FINANCIAL ASSETS" means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the Securities Act (Ontario).

      "INDIVIDUAL" means a natural person, but does not include a partnership, unincorporated association, unincorporated organization, trust or a natural person in his or her capacity as trustee, executor, administrator or other legal personal representative.

      "MANAGED ACCOUNT" means an investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the client's express consent to a transaction.

      "MUTUAL FUND" includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund of trust account, of the issuer of the securities.

      "NON -REDEEMABLE INVESTMENT FUND" means an issuer

      (a) whose primary purpose is to invest money provided by its securityholders;

      (b) that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

      (c) is not a mutual fund.

      "OFFICER" means the chair, any vice-chair of the board of directors, the president, any vice president, the secretary, the assistant secretary, the treasurer, the assistant treasurer, and the general manager of a company, and any other person designated an officer or a company by by-law or similar authority, or any individual acting in a similar capacity on behalf of the Company.

      "PERSON" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative.

                                     -C-5-


      "PROMOTER" means (a) a person or company who, acting alone or in conjunction with one or more other persons, companies or a combination thereof, directly or indirectly, has taken the initiative in founding, organizing or substantially reorganizing the business of the Company, or
      (b) a person or company who, in connection with the founding, organizing or substantial reorganizing of the business of the Company, directly or indirectly, received in consideration of services or property, or both services and property, 10 per cent or more of any class of securities of the Company or 10 per cent or more of the proceeds from the sale of any class of securities of a particular issue, but a person or company who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this definition if such person or company does not otherwise take part in founding, organizing, or substantially reorganizing the business.

      "RELATED LIABILITIES" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

      "SPOUSE" in relation to an individual, means another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

AFFILIATED ENTITIES, CONTROL AND SUBSIDIARIES:

(a) A person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

(b) A person or company is considered to be controlled by a person or company if

            (i) in the case of a person or company,

                  (A) voting securities of the first mentioned person or company carrying more than 50 percent of the votes for the election of directors are held, otherwise than by way of security only, by or for the benefit of the other person or company, and

                  (B) the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;

            (ii) in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50 percent of the interests in the partnership; or

            (iii) in the case of a limited partnership, the general partner is the second-mentioned person or company.

(c) A person or company is considered to be a subsidiary entity of another person or company if

            (i) it is controlled by,

                  (A) that other, or

                  (B) that other and one or more persons or companies each of which is controlled by that other, or

                                     -C-6-


                  (C) two or more persons or companies, each of which is controlled by that other; or

            (ii) it is a subsidiary entity of a person or company that is the other's subsidiary entity,

EXECUTED by the Investor at Toronto, this ________ day of December, 2004.


---------------------------------------------------
Signature of Authorized Signatory

JOE C. DWEK, PRESIDENT, MINERALFIELDS XI INC.
(GENERAL PARTNER FOR MINERALFIELDS 2004-VI LIMITED
PARTNERSHIP)


---------------------------------------------------
Name and Position of Signatory


MINERALFIELDS 2004-VI LIMITED PARTNERSHIP
---------------------------------------------------
Name of Purchasing Entity


---------------------------------------------------
Jurisdiction of Residence

                                     -D-1-


                                  SCHEDULE "D"

                          REGISTRATION RIGHTS AGREEMENT

                           [TO BE ATTACHED SEPARATELY]